Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Acquisitions	Acquisitions
Business Combinations and Asset Acquisitions
For acquisitions which have been accounted for as business combinations, the acquired companies’ results have been included in the accompanying consolidated statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, business service centers, distribution channels and customer relations, to expand sales of an acquired business' products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.
If the acquired net assets do not constitute a business under the acquisition method of accounting, the transaction is accounted for as an asset acquisition and no goodwill is recognized. In an asset acquisition, the amount allocated to acquired in-process research and development with no alternative future use is charged to expense at the acquisition date.
2023 Business Combinations
On January 3, 2023, we acquired Verogen, Inc., a leader in the use of next-generation sequencing (NGS) technologies to drive the future of human identification (HID) and forensic investigation. Verogen, a privately held company founded in 2017 and based in San Diego, California, supports the global human identification community with NGS tools and professional services to help resolve criminal and missing-persons cases. The cash consideration was $150.0 million, subject to adjustment. The acquisition is not significant to the overall consolidated financial statements.
2022 Business Combinations
In May 2022, we acquired BLIRT S.A., a supplier of standardized and customized solutions for proteins and enzymes as well as molecular biology reagents located in Gdańsk, Poland. Its offering includes proteins and enzymes that are critical to the life sciences industry and diagnostic kit manufacturers. The cash consideration, net of cash acquired was $63.7 million. The acquisition was not significant to the overall consolidated financial statements and as of December 31, 2022, the allocation of the purchase price was preliminary. At the acquisition date, all the assets acquired and liabilities assumed were recorded at their respective fair values and our consolidated results of operations include the operating results from the acquired company from the acquisition date. The acquisition did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
2020 Business Combinations
On September 17, 2020, we completed the acquisition of the remaining 80.1% of NeuMoDx Molecular, Inc. (NeuMoDx) shares, a privately-held U.S. company in which we held a minority interest. NeuMoDx designs and develops molecular diagnostics solutions for hospital and clinical reference laboratories. Prior to acquisition, we held a 19.9% investment in NeuMoDx with a carrying value of $41.0 million. The cash consideration for the remaining shares totaled $251.7 million. We incurred $2.5 million acquisition related costs to effect the business combination, of which $1.8 million was incurred during the year ended December 31, 2020, and are included in restructuring, acquisition, integration and other, net.
The acquisition date fair value of the minority interest investment was $52.7 million and a gain of $11.7 million was recorded in restructuring, acquisition, integration and other, net in the accompanying consolidated statement of income for the year ended December 31, 2020. The fair value of the minority interest investment was determined using an implied purchase price reduced by a 20% control premium.
The final purchase price allocation differed from the preliminary purchase price allocation primarily as a result of updates to the acquisition date value of the liability related to acquired litigation, the final valuation and allocation of amounts among the acquired intangible assets as set forth in an independent appraisal, and related deferred tax impacts as follows:

(in thousands)	Final	Preliminary (1)	Difference
Purchase Price:
Cash consideration	$251,730	$251,730	$—
Fair value of minority interest	52,727	52,727	—
	$304,457	$304,457	$—
Net Assets Acquired:
Cash and cash equivalents	$12,291	$12,291	$—
Accounts receivable	5,691	5,691	—
Inventories	20,271	18,866	1,405
Prepaid expenses and other current assets	5,961	5,943	18
Accounts payable	(12,450)	(11,168)	(1,282)
Accruals and other current liabilities	(69,585)	(18,770)	(50,815)
Other long-term liabilities	(4,101)	(4,101)	—
Fixed and other long-term assets	7,076	6,698	378
Developed technology	101,000	119,100	(18,100)
In-process research and development	55,000	64,800	(9,800)
Patents and license rights	770	770	—
Customer backlog	400	900	(500)
Goodwill	191,343	149,877	41,466
Deferred tax asset	30,057	—	30,057
Deferred tax liability on fair value of identifiable intangible assets acquired	(39,267)	(46,440)	7,173
Total	$304,457	$304,457	$—
(1)As of September 30, 2020.
The final purchase price allocation includes $55.0 million for the acquisition date value of the liability related to acquired litigation. The final settlement amount, discussed further in Note 20 "Commitments and Contingencies" was $53.0 million. The $2.0 million difference between the final purchase price allocation and final settlement amount was recorded to restructuring, acquisition, integration and other expense, net in the year ended December 31, 2021. The in-process research and development recognized relates to technologies that remain in development and have not yet obtained regulatory approvals. The technologies within in-process research and development are expected to be completed within the next four years. The weighted average amortization period for the acquired intangibles is 10 years. The goodwill acquired is not deductible for tax purposes.
Pro forma results
The following unaudited pro forma information assumes that the above acquisition occurred at the beginning of the periods presented. For the year ended December 31, 2020, pro forma net sales would have been $1.90 billion, pro forma net income would have been $347.0 million and pro forma diluted net income per common share would have been $1.48. These unaudited pro forma results are intended for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the acquisition been in effect at the beginning of the periods presented, or of future results of the combined operations.